                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.       ESL PARTNERS, L.P.

Item                                 Information

Name:                                ESL Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    December 6, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting Person

Signature:                           By:    RBS Partners, L.P.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            ------------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  December 10, 2013

2.       SPE II PARTNERS, LP

Item                                 Information

Name:                                SPE II Partners, LP

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    December 6, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting Person

Signature:                           By:    RBS Partners, L.P.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            ------------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  December 10, 2013

3.       SPE MASTER II, LP

Item                                 Information

Name:                                SPE Master II, LP

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    December 6, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting Person

Signature:                           By:    RBS Partners, L.P.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            ------------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  December 10, 2013

4.       RBS PARTNERS, L.P.

Item                                 Information

Name:                                RBS Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    December 6, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting Person

Signature:                           By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            ------------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  December 10, 2013

5.       ESL INSTITUTIONAL PARTNERS, L.P.

Item                                 Information

Name:                                ESL Institutional Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    December 6, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting Person

Signature:                           By:    RBS Investment Management, L.L.C.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   Manager

                                     By:    /s/ Edward S. Lampert
                                            ------------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  December 10, 2013

6.       RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                 Information

Name:                                RBS Investment Management, L.L.C.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    December 6, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting Person

Signature:                           By:    ESL Investments, Inc.
                                     Its:   Manager

                                     By:    /s/ Edward S. Lampert
                                            ------------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  December 10, 2013

7.       ESL INVESTMENTS, INC.

Item                                 Information

Name:                                ESL Investments, Inc.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor,
                                     FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    December 6, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading    AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting            10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting Person

Signature:
                                     By:    /s/ Edward S. Lampert
                                            ------------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  December 10, 2013